UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 13, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 13, 2015, Hanger, Inc. (the “Company”) entered into an agreement that modified its Credit Agreement (the “Original Credit Agreement”) dated as of June 17, 2013 among the Company, the lenders from time to time party thereto and Bank of America, N.A., as agent (the “Agent”), as the same was previously amended by the First Amendment and Waiver, dated June 19, 2015 among the Company, the lenders party thereto and the Agent (the “First Amendment and Waiver”), and the Second Amendment and Waiver, dated September 11, 2015 among the Company, the lenders party thereto and the Agent (the “Second Amendment and Waiver”; the Original Credit Agreement as amended by the First Amendment and Waiver and the Second Amendment and Waiver, the “Credit Agreement”).  As described below, this agreement, which is called the Third Amendment and Waiver (the “Agreement”), waives defaults and events of default under the Credit Agreement and also modifies certain of the terms and covenants contained in the Credit Agreement, with some of the modifications terminating at such time as the Company meets various conditions described more fully below.

The Agreement was negotiated with the lenders and the Agent in connection with the Company’s failure to deliver to the lenders certain financial information and other materials for the periods ended September 30, 2014, December 31, 2014, March 31, 2015, and June 30, 2015 (the “Prior Financial Information”) as required by the Second Amendment and Waiver.  The Agreement waives (a) the events of default under the Credit Agreement arising from the Company’s failure to deliver the Prior Financial Information to the Agent and (b) certain potential events of default arising from, among other things, the Company’s anticipated failure to timely deliver certain financial information and other materials for the period ended September 30, 2015 (the “September 30, 2015 Financial Information” and, together with the Prior Financial Information, the “Financial Information”) to the Agent.  The Agreement also provides that the failure by the Company to deliver the Financial Information to the Agent on or before December 18, 2015 shall be an additional event of default under the Credit Agreement.

Until such time as the Company has delivered to the Agent (a) the Prior Financial Information demonstrating that the Company would have been in compliance with the financial covenants in the Credit Agreement for the fiscal quarters ended September 30, 2014, December 31, 2014, March 31, 2015, and June 30, 2015 (giving retroactive effect to the amendments contained in the First Amendment and Waiver), (b) the September 30, 2015 Financial Information demonstrating the correctness of a representation in the Third Amendment and Waiver regarding compliance by the Company with an adjusted leverage ratio, and (c) projections for each fiscal quarter remaining during the term of the Credit Agreement (through June 17, 2018) demonstrating that (assuming the projections are realized) the Company will be in compliance with the financial covenants in the Credit Agreement as of the end of each fiscal quarter remaining during the term of the Credit Agreement, (i) the amount that the Company can borrow under the Credit Agreement in the form of revolving loans, swing line loans and/or letters of credit has been reduced from $200 million to $146.3 million, and (ii) certain baskets and exceptions to the restrictive covenants in the Credit Agreement have been reduced or eliminated.

In connection with the entry into the Agreement, the Company will pay the Agent for the account of each consenting lender an amendment fee in an amount equal to 10 basis points of the outstanding principal amount of the term loan held by such consenting lender plus the amount of such lender’s revolving commitments.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing.  The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data, to restate further its financial statements and other financial data for current or historical periods, or to identify additional material weaknesses; the time required to complete the financial statements and other financial data and accounting review; and the time required to prepare its periodic reports for filings with the Securities and Exchange Commission.  For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 and its Form 10-Q for the quarter ended June 30, 2014 as well as the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities and Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

(10.1)                          Third Amendment and Waiver, dated as of November 13, 2015 among Hanger, Inc., the lenders party thereto and Bank of America, N.A., as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated:	November 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

(10.1)	Third Amendment and Waiver, dated as of November 13, 2015 among Hanger, Inc., the lenders party thereto and Bank of America, N.A., as Agent.